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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 7, 2003
                                                  -----------------


                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)



          Michigan                  0-27656                38-3261854
----------------------------      -----------          -------------------
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


 21333 Haggerty Road, Suite 300, Novi, Michigan              48375
 ----------------------------------------------            ----------
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (248) 697-9000
                                                    --------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 4.        NOT APPLICABLE.

ITEM 5. On October 7, 2003, the Company issued a press release, announcing that Kathryn Winkelhaus has joined the Company as its new Chief Operating Officer.

ITEM 6.              NOT APPLICABLE.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)          NOT APPLICABLE.

         (c)                 EXHIBITS.

                     99.1 Press Release issued October 7, 2003, announcing that Kathryn Winkelhaus has joined the Company as its new Chief
                             Operating Officer.

ITEMS 8 AND 9.       NOT APPLICABLE.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHILDTIME LEARNING CENTERS, INC.


Date: October 7, 2003                         By: /s/ Frank M. Jerneycic
                                                  ----------------------------
                                                  Frank M. Jerneycic
                                                  Its: Chief Financial Officer
                                                       and Treasurer



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                                 Exhibit Index

Exh. No.

99.1 Press Release issued October 7, 2003, announcing that Kathryn Winkelhaus has joined the Company as its new Chief Operating Officer.